                                                                    EXHIBIT 99.2

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No.: 1                   CUSIP No.: 637432CW3

ISIN No.: US637432CW31               COMMON CODE No.: 016265624

PRINCIPAL AMOUNT: $400,000,000

MATURITY DATE: February 7, 2005      CERTIFICATE INTEREST RATE: 3mo Libor +.400%

ISSUE DATE: February 7, 2003         FRACTIONAL SHARE: 100%

                  FLOATING RATE COLLATERAL TRUST BOND DUE 2005

                  National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $400,000,000 on February 7, 2005, and to pay interest thereon as set forth below, until the principal hereof is paid or made available for payment. Interest for the Bonds is payable on the 7th day of February, May, August and November (each, an "Interest Payment Date"), in each year, commencing May 7, 2003, for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the day next preceding the Interest Payment Date (an "Interest Period"), with the exception that the first Interest Period shall commence on the date of original issuance. Interest will be paid to registered holders of Bonds at the close of business on the fifteenth day (the "Regular Record Date") preceding the Interest Payment Date.

                  The Bonds will bear interest at an interest rate per annum for each Interest Period that will be reset quarterly as described herein based on LIBOR for three-month United States dollar deposits prevailing two London Business Days before the beginning of each Interest Period, plus 0.400%, payable quarterly in arrears as more fully described on the reverse of this Bond. Interest on the Bonds will be computed on the basis of the actual number of days in the applicable Interest Period divided by 360.

                  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, all as more duly provided in such Indenture. Payment of the principal of and interest on this Bond will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of U.S. Bank National Association, the successor Trustee under such Indenture, or its successor thereunder, by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   NATIONAL RURAL UTILITIES
                                   COOPERATIVE FINANCE CORPORATION

                                   By: _________________________
(Seal)                                 Steven L. Lilly
                                       Chief Financial Officer

Dated: February 7, 2003

Attest:

By: ___________________________
    Assistant Secretary-Treasurer

Trustee's Certificate of
Authentication
This is one of the Bonds,
of the series designated therein,
described in the within-
mentioned Indenture.

By: U.S. BANK NATIONAL ASSOCIATION,
      Trustee

By: ___________________________
    Authorized Officer

                                 REVERSE OF BOND

                  This Bond is one of an authorized issue of Bonds of the Company known as its "Collateral Trust Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture dated as of February 15, 1994 (as amended, supplemented and modified and in effect from time to time, the "Indenture"), executed by the Company to U.S. Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged, transferred and mortgaged thereunder, the rights of the Holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, as defined in the Indenture. The Indenture also permits, with certain exceptions as therein provided, the amendment of the terms of Mortgage Notes pledged under the Indenture, and Mortgages and Loan Agreements pursuant to which they were issued, at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  As provided in the Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series entitled Floating Rate Collateral Trust Bonds due 2005.

                  U.S. Bank National Association will be the "Calculation Agent" with respect to the Bonds. The Calculation Agent will notify the Company and the Trustee of each determination of the interest rate applicable to the Bonds promptly after the determination is made, as set forth below. The Calculation Agent will, upon the request of the holder of any Bond, provide the interest rate then in effect and if different, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to such Bond.

                  "Designated LIBOR Page" means the display on Moneyline Telerate (or any successor service) on Telerate 3750 (or any other page as may replace the page on the service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

                  The "Interest Determination Date" pertaining to the beginning of an Interest Period will be the second London Business Day preceding the LIBOR Reset Date.

                  "LIBOR Reset Date" means the first date of any Interest
Period.

                  "London Business Day" means a day on which deposits in United States dollars are transacted in the London interbank market.

                  The per annum rate of interest for each Interest Period shall be 0.400% above LIBOR determined by the Calculation Agent in accordance with the following provisions:

                  (a) The Calculation Agent will determine the offered rate for deposits in United States dollars for the three-month period commencing on the applicable LIBOR Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London Time, on the Interest Determination Date. If fewer than two offered rates appear or no rate appears, LIBOR on the Interest Determination Date will be determined in accordance with the provisions described in paragraph
(b) set forth below.

                  (b) With respect to an Interest Determination Date on which fewer than two offered rates appear or no rate appears on the Designated LIBOR Page as specified in (a) above, LIBOR will be determined according to the procedures described below.

                  (i) The Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of the underwriters) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the three-month period commencing on the first day of the relevant Interest Period, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in the market at the time.

                  (ii) If at least two quotations are so provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the quotations.

                  (iii) If fewer than two quotations are so provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., London time, in the applicable principal financial center, on the Interest Determination Date by three major banks (which may include affiliates of the underwriters) in the principal financial center selected by the Calculation Agent for loans in United States dollars to leading European banks for the three-month period and in a principal amount that is representative for a single transaction in United States dollars in the market at the time.

                  (iv) If the banks so selected by the Calculation Agent are not quoting as provided above, LIBOR determined as of the Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

                  The Company may not redeem Bonds of this series prior to maturity.

                  If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

                  This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing, at the office or agency of the Company referred to on the face hereof and at such other offices or agencies as may be maintained for such purpose, upon surrender of this Bond, and upon any such transfer a new Bond of the same series, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

                  The Bonds of this series are issuable only as registered Bonds without coupons in denominations of $1,000 and any integral multiple thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of this series are exchangeable for other Bonds of this series of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

                  No service charge will be made for any such transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for transfer at any office or agency of the Company designated for such purpose, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

                  For value received the undersigned sells, assigns and transfers unto (name, address including zip code and taxpayer I.D. or Social Security number of assignee)____________________________________________________

_________________________________the within Certificate and does hereby irrevocably constitute and appoint______________________________________________
_____________________________attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.

Dated:  _________________________

                                   ___________________________________
                                   Signature by or on behalf of
                                     Assignor

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No.: 1                          CUSIP No.: 637432CX1

ISIN No.: US637432CX14                      COMMON CODE No.: 016271225

PRINCIPAL AMOUNT: $500,000,000

MATURITY DATE: February 15, 2006            CERTIFICATE INTEREST RATE: 3.000%

ISSUE DATE: February 7, 2003                FRACTIONAL SHARE: 100%

                      3.000% COLLATERAL TRUST BOND DUE 2006

                  National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 on February 15, 2006, and to pay interest thereon as set forth below, until the principal hereof is paid or made available for payment. Interest for the Bonds is payable on the 15th day of February and August (each, an "Interest Payment Date"), in each year, commencing August 15, 2003, for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the day next preceding the Interest Payment Date (an "Interest Period"), with the exception that the first Interest Period shall commence on the date of original issuance. Interest will be paid to registered holders of Bonds at the close of business on the fifteenth day (the "Regular Record Date") preceding the Interest Payment Date.

                  The Bonds will bear interest at an interest rate per annum of 3.000%. Interest on the Bonds will be calculated on the basis of a 360-day year of twelve 30-day months.

                  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, all as more duly provided in such Indenture. Payment of the principal of and interest on this Bond will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of U.S. Bank National Association, the successor Trustee under such Indenture, or its successor thereunder, by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   NATIONAL RURAL UTILITIES
                                   COOPERATIVE FINANCE CORPORATION

                                   By: ___________________________
(Seal)                                 Steven L. Lilly
                                       Chief Financial Officer

Dated:  February 7, 2003

Attest:

By: ______________________________
    Assistant Secretary-Treasurer

Trustee's Certificate of
Authentication
This is one of the Bonds,
of the series designated therein,
described in the within-
mentioned Indenture.

By: U.S. BANK NATIONAL ASSOCIATION,
      Trustee

By: _________________________
    Authorized Officer

                                 REVERSE OF BOND

                  This Bond is one of an authorized issue of Bonds of the Company known as its "Collateral Trust Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture dated as of February 15, 1994 (as amended, supplemented and modified and in effect from time to time, the "Indenture"), executed by the Company to U.S. Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged, transferred and mortgaged thereunder, the rights of the Holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, as defined in the Indenture. The Indenture also permits, with certain exceptions as therein provided, the amendment of the terms of Mortgage Notes pledged under the Indenture, and Mortgages and Loan Agreements pursuant to which they were issued, at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  As provided in the Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series entitled 3.000% Collateral Trust Bond due 2006.

                  The Company may redeem Bonds of this series at any time, in whole or in part, at a redemption price equal to the greater of (1) the principal amount being redeemed or (2) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Bonds being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in each case accrued interest to the redemption date.

                  "Treasury Rate" means, for any redemption date, the rate per annum equal to the semi annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Comparable Treasury Price" means, for any redemption date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, of (B) if fewer than four Reference Treasury Dealer Quotations are obtained, the average of all the Reference Treasury Dealer Quotations obtained.

                  "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date.

                  "Reference Treasury Dealer" means (1) each of ABN AMRO Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc., and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.

                  If the Company elects to redeem less than all of the Bonds of this series, and such Bonds are at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem less than all of the Bonds of this series, and such Bonds are not represented by a global security, then the Trustee will select the particular Bonds to be redeemed in the manner it deems appropriate and fair.

                  Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of the Bonds to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Bonds or the portions called for redemption.

                  If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

                  This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing, at the office or agency of the Company referred to on the face hereof and at such other offices or agencies as may be maintained for such purpose, upon surrender of this Bond, and upon any such transfer a new Bond of the same series, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

                  The Bonds of this series are issuable only as registered Bonds without coupons in denominations of $1,000 and any integral multiple thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of this series are exchangeable for other Bonds of this series of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

                  No service charge will be made for any such transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for transfer at any office or agency of the Company designated for such purpose, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

                  For value received the undersigned sells, assigns and transfers unto (name, address including zip code and taxpayer I.D. or Social Security number of assignee)____________________________________________________
________________________________________________________________________________
_________________________ the within Certificate and does hereby irrevocably constitute and appoint__________________________________________________________
attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.

Dated:______________________

                                   _____________________________________
                                   Signature by or on behalf of
                                     Assignor

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No.: 2                          CUSIP No.:  637432CX1

ISIN No.:  US637432CX14                     COMMON CODE No.:  016271225

PRINCIPAL AMOUNT:  $100,000,000

MATURITY DATE:  February 15, 2006           CERTIFICATE INTEREST RATE: 3.000%

ISSUE DATE:   February 7, 2003              FRACTIONAL SHARE:  100%

                      3.000% COLLATERAL TRUST BOND DUE 2006

                  National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $100,000,000 on February 15, 2006, and to pay interest thereon as set forth below, until the principal hereof is paid or made available for payment. Interest for the Bonds is payable on the 15th day of February and August (each, an "Interest Payment Date"), in each year, commencing August 15, 2003, for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the day next preceding the Interest Payment Date (an "Interest Period"), with the exception that the first Interest Period shall commence on the date of original issuance. Interest will be paid to registered holders of Bonds at the close of business on the fifteenth day (the "Regular Record Date") preceding the Interest Payment Date.

                  The Bonds will bear interest at an interest rate per annum of 3.000%. Interest on the Bonds will be calculated on the basis of a 360-day year of twelve 30-day months.

                  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, all as more duly provided in such Indenture. Payment of the principal of and interest on this Bond will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of U.S. Bank National Association, the successor Trustee under such Indenture, or its successor thereunder, by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   NATIONAL RURAL UTILITIES
                                   COOPERATIVE FINANCE CORPORATION

                                   By: _____________________________
(Seal)                                 Steven L. Lilly
                                       Chief Financial Officer

Dated:  February 7, 2003

Attest:

By: ___________________________
    Assistant Secretary-Treasurer

Trustee's Certificate of
Authentication
This is one of the Bonds,
of the series designated therein,
described in the within-
mentioned Indenture.

By: U.S. BANK NATIONAL ASSOCIATION,
      Trustee

By:  _________________________
     Authorized Officer

                                 REVERSE OF BOND

                  This Bond is one of an authorized issue of Bonds of the Company known as its "Collateral Trust Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture dated as of February 15, 1994 (as amended, supplemented and modified and in effect from time to time, the "Indenture"), executed by the Company to U.S. Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged, transferred and mortgaged thereunder, the rights of the Holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, as defined in the Indenture. The Indenture also permits, with certain exceptions as therein provided, the amendment of the terms of Mortgage Notes pledged under the Indenture, and Mortgages and Loan Agreements pursuant to which they were issued, at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  As provided in the Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series entitled 3.000% Collateral Trust Bond due 2006.

                  The Company may redeem Bonds of this series at any time, in whole or in part, at a redemption price equal to the greater of (1) the principal amount being redeemed or (2) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Bonds being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in each case accrued interest to the redemption date.

                  "Treasury Rate" means, for any redemption date, the rate per annum equal to the semi annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Comparable Treasury Price" means, for any redemption date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, of (B) if fewer than four Reference Treasury Dealer Quotations are obtained, the average of all the Reference Treasury Dealer Quotations obtained.

                  "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date.

                  "Reference Treasury Dealer" means (1) each of ABN AMRO Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc., and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.

                  If the Company elects to redeem less than all of the Bonds of this series, and such Bonds are at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem less than all of the Bonds of this series, and such Bonds are not represented by a global security, then the Trustee will select the particular Bonds to be redeemed in the manner it deems appropriate and fair.

                  Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of the Bonds to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Bonds or the portions called for redemption.

                  If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

                  This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing, at the office or agency of the Company referred to on the face hereof and at such other offices or agencies as may be maintained for such purpose, upon surrender of this Bond, and upon any such transfer a new Bond of the same series, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

                  The Bonds of this series are issuable only as registered Bonds without coupons in denominations of $1,000 and any integral multiple thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of this series are exchangeable for other Bonds of this series of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

                  No service charge will be made for any such transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for transfer at any office or agency of the Company designated for such purpose, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

                  For value received the undersigned sells, assigns and transfers unto (name, address including zip code and taxpayer I.D. or Social Security number of assignee)____________________________________________________
________________________________________________________________________________
_________________________________________________the within Certificate and does hereby irrevocably constitute and appoint_______________________________________
_________________attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.

Dated: ________________________

                                   ____________________________________
                                   Signature by or on behalf of
                                   Assignor

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No.: 1                          CUSIP No.: 637432CY9

ISIN No.: US637432CY96                      COMMON CODE No.: 016271195

PRINCIPAL AMOUNT: $500,000,000

MATURITY DATE: February 15, 2008            CERTIFICATE INTEREST RATE: 3.875%

ISSUE DATE: February 7, 2003                FRACTIONAL SHARE: 100%

                      3.875% COLLATERAL TRUST BOND DUE 2008

                  National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 on February 15, 2008, and to pay interest thereon as set forth below, until the principal hereof is paid or made available for payment. Interest for the Bonds is payable on the 15th day of February and August (each, an "Interest Payment Date"), in each year, commencing August 15, 2003, for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the day next preceding the Interest Payment Date (an "Interest Period"), with the exception that the first Interest Period shall commence on the date of original issuance. Interest will be paid to registered holders of Bonds at the close of business on the fifteenth day (the "Regular Record Date") preceding the Interest Payment Date.

                  The Bonds will bear interest at an interest rate per annum of 3.875%. Interest on the Bonds will be calculated on the basis of a 360-day year of twelve 30-day months.

                  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, all as more duly provided in such Indenture. Payment of the principal of and interest on this Bond will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of U.S. Bank National Association, the successor Trustee under such Indenture, or its successor thereunder, by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   NATIONAL RURAL UTILITIES
                                   COOPERATIVE FINANCE CORPORATION

                                   By: ______________________________
(Seal)                                 Steven L. Lilly
                                       Chief Financial Officer

Dated:  February 7, 2003

Attest:

By: ___________________________
    Assistant Secretary-Treasurer

Trustee's Certificate of
Authentication
This is one of the Bonds,
of the series designated therein,
described in the within-
mentioned Indenture.

By: U.S. BANK NATIONAL ASSOCIATION,
      Trustee

By: ___________________________
    Authorized Officer

                                 REVERSE OF BOND

                  This Bond is one of an authorized issue of Bonds of the Company known as its "Collateral Trust Bonds", issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture dated as of February 15, 1994 (as amended, supplemented and modified and in effect from time to time, the "Indenture"), executed by the Company to U.S. Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged, transferred and mortgaged thereunder, the rights of the Holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, as defined in the Indenture. The Indenture also permits, with certain exceptions as therein provided, the amendment of the terms of Mortgage Notes pledged under the Indenture, and Mortgages and Loan Agreements pursuant to which they were issued, at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  As provided in the Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series entitled 3.875% Collateral Trust Bond due 2008.

                  The Company may redeem Bonds of this series at any time, in whole or in part, at a redemption price equal to the greater of (1) the principal amount being redeemed or (2) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Bonds being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in each case accrued interest to the redemption date.

                  "Treasury Rate" means, for any redemption date, the rate per annum equal to the semi annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Comparable Treasury Price" means, for any redemption date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, of (B) if fewer than four Reference Treasury Dealer Quotations are obtained, the average of all the Reference Treasury Dealer Quotations obtained.

                  "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date.

                  "Reference Treasury Dealer" means (1) each of ABN AMRO Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc., and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.

                  If the Company elects to redeem less than all of the Bonds of this series, and such Bonds are at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem less than all of the Bonds of any series, and such Bonds are not represented by a global security, then the Trustee will select the particular Bonds to be redeemed in the manner it deems appropriate and fair.

                  Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of the Bonds to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Bonds or the portions called for redemption.

                  If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture.

                  This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing, at the office or agency of the Company referred to on the face hereof and at such other offices or agencies as may be maintained for such purpose, upon surrender of this Bond, and upon any such transfer a new Bond of the same series, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

                  The Bonds of this series are issuable only as registered Bonds without coupons in denominations of $1,000 and any integral multiple thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of this series are exchangeable for other Bonds of this series of a different authorized denomination or denominations, as requested by the Holder surrendering the same.

                  No service charge will be made for any such transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for transfer at any office or agency of the Company designated for such purpose, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

                                   ASSIGNMENT

                  For value received the undersigned sells, assigns and transfers unto (name, address including zip code and taxpayer I.D. or Social Security number of assignee)____________________________________________________
________________________________________________________________________________
_________________________________________________the within Certificate and does hereby irrevocably constitute and appoint_______________________________________

_________________attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.

Dated: _________________________

                                   ______________________________________
                                   Signature by or on behalf of
                                     Assignor